SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: January 27, 2003

(Date of earliest event reported) January 24, 2003

MEDWAVE, INC.

(Exact Name of Registrant as Specified in Its Charter)

MINNESOTA

(State or Other Jurisdiction of Incorporation)

0-28010	41-1493458
(Commission File Number)	(I.R.S. Employer Identification No.)

4382 Round Lake Road West
Arden Hills, Minnesota	55112
(Address of Principal Executive Offices)	(Zip Code)

(651) 639-1227

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

                On January 27, 2003, Medwave, Inc. issued a press release, a copy of which is filed as Exhibit 99.1 attached hereto, announcing that they have closed an additional $1.75 million of capital.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements:  None.

         (b)      Pro forma financial information:  None.

         (c)      Exhibits:  See Exhibit Index on page following signatures.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDWAVE, INC.

Date: January 27, 2003	By /s/ Timothy O’Malley
Timothy O’Malley
President and Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

MEDWAVE, INC.

EXHIBIT INDEX

TO

FORM 8-K

Exhibit
Number	Description
99.1	Press Release of the Company, dated January 27, 2003